Prospectus Supplement - September 20, 2000*

AXP Blue Chip Advantage Fund (S-6025-99 R (6/00)

The Investment Strategy has been revised to read as follows:

The Fund invests primarily in securities of companies included in the Standard & Poor's 500 Index (S&P 500). The S&P 500 is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). To the extent practicable, the Fund's total assets are fully invested in stocks with 65% of those being blue chip stocks. Blue Chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. Although the Fund invests primarily in common stocks that comprise the S&P 500, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o    Identifying companies with:

     -    effective management,

     -    financial strength,

     -    strong, sustainable earnings growth, and

     -    competitive market position.

o    Focusing on those companies that AEFC considers "blue chips."

o Establishing one or more industry classifications for each company (AEFC will classify each company into one of at least 25 industries - the classifications may or may not be the same as ones assigned by others).

o Assigning ratings to each company based on that company's merits and on its industry grouping(s).

o Buying a diversified portfolio of securities. AEFC will weight certain industry classifications more heavily based on AEFC's expectations for growth and for expected market trends.

o Buying equity securities not included in the S&P 500 if those securities meet the standards described above.


S-6025-31 A (9/00)

Valid until next prospectus update.

*Destroy March 31, 2001